INVESCO EXCHANGE-TRADED FUND TRUST II
SUPPLEMENT DATED JUNE 22, 2023 TO THE PROSPECTUSES
AND STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2023,
AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco Global Short Term High Yield Bond ETF (PGHY)
(the “Fund”)
Important Notice Regarding Changes in the Name, Investment Objective,
Underlying Index, Index Provider and Principal Investment Strategy
of the Fund
At a meeting held on June 22, 2023, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II approved changes to the name, investment objective, underlying index, index provider and principal investment strategy of the Fund. These changes will be effective after the close of markets on August 25, 2023 (the “Effective Date”).
Therefore, after the close of markets on the Effective Date, the following changes will occur:
1.) Name Change. The Fund’s name will change to Invesco Global ex-US High Yield Corporate Bond ETF.
2.) Underlying Index and Index Provider Change. ICE Data Indices, LLC (the “Index Provider”) will become the Fund’s index provider, and a new underlying index (the “New Underlying Index”) will replace the Fund’s current underlying index, as set forth in the table below:
Current Underlying Index	New Underlying Index
DB Global Short Maturity High Yield Bond Index	ICE USD Global High Yield Excluding US Issuers Constrained Index
3.) Investment Objective Change. The Fund’s new investment objective will be to seek to track the investment results (before fees and expenses) of the New Underlying Index.
4.) Principal Investment Strategy Change. The Fund’s principal investment strategy will be to generally invest at least 80% of its total assets in the components that comprise the New Underlying Index.
5.) Description of New Underlying Index. The Index Provider compiles, maintains and calculates the New Underlying Index, which is composed of U.S. dollar denominated, below investment grade corporate debt that is publicly issued in the U.S. domestic and eurobond markets by non-U.S. issuers. To be eligible for inclusion in the New Underlying Index, a security must: (i) have a country of risk associated with a country other than the United States; (ii) have a composite rating (based on an average of the ratings of Moody’s Investor Services, S&P Global Ratings and Fitch Ratings Inc.) no greater than BB1 and no lower than CCC3; (iii) have at least one day until final maturity; (iv) have at least 18 months to final maturity at the time of issuance; (v) have a fixed coupon schedule; and (vi) have a minimum amount outstanding of $500 million. Eurodollar bonds (USD bonds not issued in the U.S. domestic market) and Rule 144A securities (both with and without registration rights) qualify for inclusion in the New Underlying Index. The constituents of the New Underlying Index are weighted based on market capitalization, provided the total allocation to an individual issuer does not exceed 2% of the weight of the New Underlying Index. The New Underlying Index is rebalanced on the last calendar day of each month.
Please Retain This Supplement For Future Reference.
P-PGHY-SUMSTATSAI-SUP 062223